EXHIBIT 99.2
INVESTOR SUPPLEMENT — FIRST QUARTER 2009
DOVER CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited) (dollars in thousands, except per share data)

	Three Months Ended March 31
	2009	2008
Revenue	$1,379,085	$1,865,486
Cost of goods and services	896,942	1,185,941

Gross profit	482,143	679,545
Selling and administrative expenses	367,390	443,776

Operating earnings	114,753	235,769
Interest expense, net	22,398	23,431
Other expense (income), net	(1,736)	2,533

Total interest/other expense, net	20,662	25,964

Earnings before provision for income taxes and discontinued operations	94,091	209,805
Provision for income taxes	32,997	61,876

Earnings from continuing operations	61,094	147,929

Loss from discontinued operations, net of tax	(7,669)	(753)

Net earnings	$53,425	$147,176

Basic earnings (loss) per common share:
Earnings from continuing operations	$0.33	$0.77
Loss from discontinued operations	(0.04)	—
Net earnings	0.29	0.76

Weighted average shares outstanding	186,011	192,424

Diluted earnings (loss) per common share:
Earnings from continuing operations	$0.33	$0.77
Loss from discontinued operations	(0.04)	—
Net earnings	0.29	0.76

Weighted average shares outstanding	186,121	193,257

Dividends paid per common share	$0.25	$0.20

The following table is a reconciliation of the share amounts used in computing earnings per share:

	Three Months Ended March 31
	2009	2008
Weighted average shares outstanding — Basic	186,011	192,424
Dilutive effect of assumed exercise of employee stock options/SAR’s	110	833

Weighted average shares outstanding — Diluted	186,121	193,257

Anti-dilutive options/SAR’s excluded from diluted EPS computation	11,104	5,428

DOVER CORPORATION – INVESTOR SUPPLEMENT
FIRST QUARTER 2009
DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited) (dollars in thousands)

	2008					2009
	Q1	Q2	Q3	Q4	FY 2008	Q1

REVENUE
Industrial Products
Material Handling	$287,208	$306,988	$286,568	$256,105	$1,136,869	$186,651
Mobile Equipment	329,723	342,228	343,261	308,210	1,323,422	248,292
Eliminations	(157)	(210)	(218)	(201)	(786)	(152)

	616,774	649,006	629,611	564,114	2,459,505	434,791

Engineered Systems
Product Identification	231,526	249,250	234,868	208,825	924,469	177,358
Engineered Products	267,696	289,479	289,778	238,928	1,085,881	223,426

	499,222	538,729	524,646	447,753	2,010,350	400,784

Fluid Management
Energy	213,003	236,461	249,656	236,294	935,414	176,334
Fluid Solutions	188,328	210,207	202,054	178,223	778,812	154,488
Eliminations	(32)	(38)	(28)	(82)	(180)	(50)

	401,299	446,630	451,682	414,435	1,714,046	330,772

Electronic Technologies	351,757	379,958	362,446	301,970	1,396,131	214,035

Intra-segment eliminations	(3,566)	(3,345)	(2,609)	(1,624)	(11,144)	(1,297)

Total consolidated revenue	$1,865,486	$2,010,978	$1,965,776	$1,726,648	$7,568,888	$1,379,085

NET EARNINGS
Segment Earnings (Loss):
Industrial Products	$78,838	$87,925	$74,690	$58,287	$299,740	$34,544
Engineered Systems	62,996	80,045	82,032	53,480	278,553	43,305
Fluid Management	85,139	97,878	102,232	100,068	385,317	75,442
Electronic Technologies	36,234	51,029	53,826	52,552	193,641	(12,110)

Total Segments	263,207	316,877	312,780	264,387	1,157,251	141,181
Corporate expense / other	(29,971)	(24,973)	(30,785)	(29,467)	(115,196)	(24,692)
Net interest expense	(23,431)	(27,388)	(25,924)	(19,293)	(96,036)	(22,398)

Earnings from continuing operations before provision for income taxes	209,805	264,516	256,071	215,627	946,019	94,091
Provision for income taxes	61,876	77,604	65,736	46,045	251,261	32,997

Earnings from continuing operations	147,929	186,912	190,335	169,582	694,758	61,094
Earnings (loss) from discontinued operations, net	(753)	(51,634)	(2,685)	(48,855)	(103,927)	(7,669)

Net earnings	$147,176	$135,278	$187,650	$120,727	$590,831	$53,425

SEGMENT OPERATING MARGIN
Industrial Products	12.8%	13.5%	11.9%	10.3%	12.2%	7.9%
Engineered Systems	12.6%	14.9%	15.6%	11.9%	13.9%	10.8%
Fluid Management	21.2%	21.9%	22.6%	24.1%	22.5%	22.8%
Electronic Technologies	10.3%	13.4%	14.9%	17.4%	13.9%	-5.7%
Total Segment	14.1%	15.8%	15.9%	15.3%	15.3%	10.2%

DOVER CORPORATION – INVESTOR SUPPLEMENT
FIRST QUARTER 2009
DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION (continued)
(unaudited) (dollars in thousands)

	2008					2009
	Q1	Q2	Q3	Q4	FY 2008	Q1

BOOKINGS
Industrial Products
Material Handling	$296,278	$313,199	$292,436	$207,115	$1,109,028	$118,343
Mobile Equipment	360,324	318,059	295,240	204,257	1,177,880	210,558
Eliminations	(296)	(385)	(193)	(260)	(1,134)	(22)

	656,306	630,873	587,483	411,112	2,285,774	328,879

Engineered Systems
Product Identification	239,547	250,538	233,196	197,431	920,712	175,680
Engineered Products	284,257	279,673	260,227	219,716	1,043,873	236,353

	523,804	530,211	493,423	417,147	1,964,585	412,033

Fluid Management
Energy	233,662	252,535	268,390	209,930	964,517	142,721
Fluid Solutions	197,289	217,466	195,253	161,351	771,359	150,376
Eliminations	(24)	(32)	(31)	(91)	(178)	(43)

	430,927	469,969	463,612	371,190	1,735,698	293,054

Electronic Technologies	360,337	384,790	363,535	233,720	1,342,382	223,707

Intra-segment eliminations	(2,992)	(3,490)	(1,755)	(1,182)	(9,419)	(1,291)

Total consolidated bookings	$1,968,382	$2,012,353	$1,906,298	$1,431,987	$7,319,020	$1,256,382

BACKLOG
Industrial Products
Material Handling	$228,082	$235,284	$240,009	$188,591		$120,066
Mobile Equipment	575,070	549,430	498,908	387,329		349,358
Eliminations	(171)	(186)	(161)	(220)		(48)

	802,981	784,528	738,756	575,700		469,376

Engineered Systems
Product Identification	79,956	82,196	76,247	61,195		57,801
Engineered Products	244,981	235,513	205,127	183,821		196,394

	324,937	317,709	281,374	245,016		254,195

Fluid Management
Energy	106,540	119,033	133,713	95,532		58,771
Fluid Solutions	85,130	91,870	82,998	64,471		60,781
Eliminations	(6)	—	(3)	(12)		(5)

	191,664	210,903	216,708	159,991		119,547

Electronic Technologies	246,711	251,403	248,725	175,317		186,850

Intra-segment eliminations	(2,038)	(1,424)	(540)	(61)		(42)

Total consolidated backlog	$1,564,255	$1,563,119	$1,485,023	$1,155,963		$1,029,926

ACQUISITION RELATED DEPRECIATION AND AMORTIZATION EXPENSE *

Industrial Products	$9,215	$8,070	$7,805	$7,193	$32,283	$8,388
Engineered Systems	6,109	6,116	6,103	6,066	24,394	6,071
Fluid Management	3,914	5,607	5,422	4,607	19,550	4,828
Electronic Technologies	8,902	9,416	9,304	8,859	36,481	8,286

	$28,140	$29,209	$28,634	$26,725	$112,708	$27,573

*	Represents the pre-tax impact on earnings from the depreciation and amortization of acquisition accounting write-ups to reflect the fair value of inventory, property, plant and equipment and intangible assets.

DOVER CORPORATION – INVESTOR SUPPLEMENT
FIRST QUARTER 2009
DOVER CORPORATION
QUARTERLY EARNINGS PER SHARE
(unaudited)

	2008					2009
	Q1	Q2	Q3	Q4	FY 2008	Q1

Basic earnings (loss) per common share:
Continuing operations	$0.77	$0.99	$1.02	$0.91	$3.69	$0.33
Discontinued operations	—	(0.27)	(0.01)	(0.26)	(0.55)	(0.04)
Net earnings	0.76	0.72	1.01	0.65	3.13	0.29

Diluted earnings (loss) per common share:
Continuing operations	$0.77	$0.98	$1.01	$0.91	$3.67	$0.33
Discontinued operations	—	(0.27)	(0.01)	(0.26)	(0.55)	(0.04)
Net earnings	0.76	0.71	1.00	0.65	3.12	0.29

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